BLACKROCK VARIABLE SERIES FUNDS II, INC.

BlackRock High Yield V.I. Fund

(the “Fund”)

Supplement dated March 2, 2020 to the Summary Prospectus and Prospectus of the Fund, each dated May 1, 2019, as supplemented to date

On February 19, 2020, the Board of Directors of BlackRock Variable Series Funds II, Inc. approved the appointment of BlackRock International Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as the sub-adviser of the Fund is effective as of March 2, 2020.

The following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BlackRock High Yield V.I. Fund—Investment Manager” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock High Yield V.I. Fund—Investment Manager” are amended to add the following:

The Fund’s sub-adviser is BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

The section of the Prospectus entitled “Management of the Funds—BlackRock” is supplemented as follows:

BlackRock International Limited, the sub-adviser to the BlackRock High Yield V.I. Fund (the “Sub-Adviser”), is a registered investment adviser organized in 1995.

BlackRock has entered into a separate sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock, with respect to the BlackRock High Yield V.I. Fund. Under the sub-advisory agreement, BlackRock pays the Sub-Adviser for services it provides for that portion of the BlackRock High Yield V.I. Fund for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement with respect to the BlackRock High Yield V.I. Fund.

A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and the Sub-Adviser with respect to the BlackRock High Yield V.I. Fund will be included in the BlackRock High Yield V.I. Fund’s semi-annual shareholder report for the fiscal period ending June 30, 2020.

Shareholders should retain this Supplement for future reference.

PR2-VARII-HY-0320SUP